UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): December 9, 2025

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12822	58-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 Summit Blvd NE, 15th Floor
Atlanta, Georgia 30319
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BZH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 9, 2025, Beazer Homes USA, Inc. (the “Company”) (NYSE: BZH), announced that Danny Shepherd will retire from the Company’s Board of Directors (the “Board”), effective as of the Company’s next annual meeting of stockholders.

In connection with Mr. Shepherd’s retirement from the Board, the Company also announced that Howard C. Heckes has been appointed to the Board, effective as of December 8, 2025. The committee assignments for Mr. Heckes have not been determined at the time of this filing. The Board has determined that Mr. Heckes is “independent” under the New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines.

For his service as a member of the Board, Mr. Heckes will receive the same compensation as other non-employee directors of the Company under the Company's current non-employee director compensation program described in the Company's proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on December 20, 2024. In addition, Mr. Heckes will enter into the Company’s standard indemnification agreement, the form of which is attached as Exhibit 10.1 to the Company’s Annual Report on Form 10-K, filed with the SEC on November 13, 2025.

There is no arrangement or understanding between Mr. Heckes and any other person pursuant to which Mr. Heckes was selected as a director. There are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC between the Company and Mr. Heckes required to be disclosed herein.

On December 9, 2025, the Company issued a press release announcing the changes to the Board. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated December 9, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 9, 2025
BEAZER HOMES USA, INC.

		By:	/s/ Michael A. Dunn
Michael A. Dunn Senior Vice President, General Counsel and Corporate Secretary